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                                 EXHIBIT 10 (b)

                         CONSENT OF INDEPENDENT COUNSEL

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                                                                    EXHIBIT 10b

                        CONSENT OF INDEPENDENT COUNSEL

        [TRANSMITTED ON SUTHERLAND, ASBILL & BRENNAN, L.L.P. LETTERHEAD)




                                 April 24, 1997



VIA EDGARLINK

Board of Directors
Canada Life Insurance Company of New York
500 Mamaroneck Avenue
Harrison, New York  10528

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 6 to the registration statement on Form N-4 for the Canada Life of New York Variable Annuity Account 2 (File No. 33-64240). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                      Very truly yours,

                                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.




                                      By: /s/ Stephen E. Roth
                                          -------------------
                                          Stephen E. Roth